SCHEDULE B

TO THE JPMORGAN TRUST II DECLARATION OF TRUST

SERIES AND CLASSES

As of August 20, 2009

Series	Classes

Non-Money Market Funds

JPMorgan Arizona Municipal Bond Fund	A, B, C, Select

JPMorgan Core Bond Fund	A, B, C, Select, Ultra, R2, R5

JPMorgan Core Plus Bond Fund	A, B, C, Select, Ultra, R2, Institutional

JPMorgan Intrepid Mid Cap Fund	A, B, C, Select

JPMorgan Mid Cap Growth Fund (name change from JPMorgan Diversified Mid Cap Growth Fund effective 6/27/09)	A, B, C, Select, R2

JPMorgan Equity Income Fund	A, B, C, Select

JPMorgan Equity Index Fund	A, B, C, Select

JPMorgan Government Bond Fund	A, B, C, Select, Ultra, R2

JPMorgan High Yield Bond Fund (to be renamed JPMorgan High Yield Fund as of 9/14/2009)	A, B, C, Select, Ultra, R2, R5

JPMorgan International Equity Index Fund	A, B, C, Select, R2

JPMorgan Investor Balanced Fund	A, B, C, Select

JPMorgan Investor Conservative Growth Fund	A, B, C, Select

JPMorgan Investor Growth Fund	A, B, C, Select

SCHEDULE B

SERIES AND CLASSES

As of August 20, 2009

Series	Classes

JPMorgan Investor Growth & Income Fund	A, B, C, Select

JPMorgan Large Cap Growth Fund	A, B, C, Select, R2, R5

JPMorgan Large Cap Value Fund	A, B, C, Select, R2, R5

JPMorgan Market Expansion Index Fund	A, B, C, Select, R2

JPMorgan Michigan Municipal Bond Fund	A, B, C, Select

JPMorgan Mortgage-Backed Securities Fund	A, Select, Ultra

JPMorgan Multi-Cap Market Neutral Fund	A, B, C, Select

JPMorgan Municipal Income Fund	A, B, C, Select

JPMorgan Ohio Municipal Bond Fund	A, B, C, Select

JPMorgan Short Duration Bond Fund	A, B, C, Select, Ultra

JPMorgan Short-Intermediate Municipal Bond Fund (name change from JPMorgan Short Term Municipal Bond Fund effective 4/30/09)	A, B, C, Select, Institutional

JPMorgan Small Cap Growth Fund	A, B, C, Select, Institutional, R2

JPMorgan Small Cap Value Fund	A, B, C, Select, Ultra, R2, R5

JPMorgan Tax Free Bond Fund	A, B, C, Select

JPMorgan Treasury & Agency Fund	A, B, C, Select

SCHEDULE B

SERIES AND CLASSES

As of August 20, 2009

Series	Classes

JPMorgan Ultra Short Duration Bond Fund (to be renamed JPMorgan Limited Duration Bond Fund as of 8/31/09) (name change from JPMorgan Ultra Short Term Bond Fund effective 7/1/06)	A, B, C, Select, Ultra

JPMorgan U.S. Real Estate Fund	A, C, Select, R2, R5

Money Market Funds

JPMorgan Liquid Assets Money Market Fund	Capital, Institutional, Agency, Premier, Investor, Morgan, Reserve, B, C, Service, E*TRADE

JPMorgan Michigan Municipal Money Market Fund	Premier, Morgan, Reserve

JPMorgan Municipal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Service, E*TRADE

JPMorgan Ohio Municipal Money Market Fund	Premier, Morgan, Reserve, Service

JPMorgan U.S. Government Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service, Investor, Direct

JPMorgan U.S. Treasury Plus Money Market Fund	Institutional, Agency, Premier, Investor, Morgan, Reserve, B, C, Service, Direct